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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):     AUGUST 31, 2002
                                                 -----------------------

                           DVI RECEIVABLES CORP. VIII
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      333-81454                25-1824148
----------------------------   ------------------------  ---------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
   of incorporation or                                    Identification Number)
       organization)


2500 YORK ROAD

JAMISON, PENNSYLVANIA                                                18929
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (215) 488-5000
                                                   ------------------

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         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits


Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending August 31, 2002, payment date September 13, 2002

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending August 31, 2002, payment date September 13, 2002

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending August 31, 2002, payment date September 16, 2002

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending August 31, 2002, payment date September 12, 2002

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending August 31, 2002, payment date September 11, 2002

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending August 31, 2002, payment date September 11, 2002

Exhibit 99.7 DVI Receivables XVII, L.L.C. 2002-1 Servicer Report for month ending July 31, 2002, payment date August 12, 2002

Exhibit 99.8 DVI Receivables XVII, L.L.C. 2002-1 Servicer Report for month ending August 31, 2002, payment date September 11, 2002


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    DVI Receivables Corp. VIII
                                                    --------------------------
                                                            (Registrant)


Dated:  September 13, 2002                      By: /s/ Steven R. Garfinkel
                                                    ------------------------
                                                    Steven R. Garfinkel
                                                    Executive Vice President and
                                                    Chief Financial Officer


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